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                                                                   EXHIBIT 10.51

      Bump Chip Carrier (called "BCC" in this Agreement) License Agreement
                            Administrative Amendment
                            ------------------------


This administrative amendment made and entered into as of the 5th day of March, 2002, by and between: FUJITSU LIMITED, a Japanese corporation, having its principal place of business at 50, Fuchigami Akiruno, Tokyo 197-0833, Japan (hereinafter called "FUJITSU"), and ChipPAC, Inc, a corporation, having its principal place of business at 47400 Kato Road, Fremont, CA 94538, USA ("CHIPPAC"), and ChipPAC Limited, a corporation, having its principal place of business at Craigmuir Chambers, Road Town, Tortola, British Virgin Islands ("LICENSEE").

                                  WITNESS THAT:

WHEREAS, CHIPPAC provides sales and administrative services for LICENSEE, and desires to correct an administrative error in it's execution on behalf of LICENSEE of the Bump Chip Carrier License Agreement dated the 27th day of August, 2001 ("THE AGREEMENT") with FUJITSU;

WHEREAS, LICENSEE intends to be bound by all articles, provisions, rights and obligations of THE AGREEMENT; and

WHEREAS, FUJITSU is willing to allow this correction and is willing to grant to LICENSEE a license to assemble and sell such semiconductor devices under certain patents and technical information of FUJITSU, subject to the terms and conditions set forth herein and in THE AGREEMENT;

NOW THEREFORE, in consideration of the above premises and mutual covenants contained herein, both parties hereto agree as follows:

1.  Amendments.

     a) All parties agree to correct the administrative error in the BCC LICENSE AGREEMENT dated August 27th, 2001, and acknowledge that LICENSEE should replace CHIPPAC as the LICENSEE of THE AGREEMENT.

     b) Article 5.1 is hereby amended and restated in its entirely to read as follows. Payments hereunder shall be made without deductions of taxes, assessments, or other charges of any kind of which may be imposed on FUJITSU by the Government of the British Virgin Islands or other any political subdivision thereof with respect to any amounts due to FUJITSU pursuant to this Agreement, and such taxes, assessments or other charges shall be paid by LICENSEE.

        However, income taxes or taxes of similar nature imposed on FUJITSU on account of the payment hereunder by the Government of the British Virgin

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        Islands or any political subdivision thereof and paid by LICENSEE for the account of FUJITSU shall be deductible from the royalty payment due to FUJITSU to the extent that such taxes are allowable as a credit against taxes imposed on FUJITSU by the Government of Japan.

     c) Article 17 is hereby amended and restated in its entirely to read as follows.

        All notices, requests demands and other communications which shall or may be given under this Agreement shall be made in writing by airmail or facsimile to the address specified below or to such changed address as may have been previously specified in writing by the addressed party:

        To: FUJITSU LIMITED
            50, Fuchigami Akiruno 197-0833, Japan
            Attn: Tsuyoshi Aoki, Director
            Business Promotion Department
            LSI Packaging Division
            Electronic Devices Group
            Facsimile: (Japan) 42-532-2884

        To: ChipPAC, Inc.
            47400 Kato Road, Fremont, CA 94538, USA
            Attn: Robert Krakauer
            Chief Financial Officer
            Facsimile: (USA) 510-979-8001

     Unless otherwise proven, each such notice given by either party hereto shall be deemed to have been received by the other party on the fifth (5/th/) business day following the mailing date or on the second (2/nd/) business day following the facsimile date.

2.   Others. (Responsibility for CHIPPAC)

CHIPPAC hereby agrees to indemnify FUJITSU for any fines or penalties that may accrue or be paid as a result of this administrative error in accordance with the request by FUJITSU.

Except as expressly stated above, this Agreement does not otherwise amend THE AGREEMENT, and THE AGREEMENT shall remain in full force and effect as amended hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers or representatives on the day and year first above written.

ChipPAC, Inc.

By: /s/ Patricia H. McCall
   -----------------------------------------

Typed Name: Patricia H. McCall
            --------------------------------

Title: SVP Administration & General Counsel
      --------------------------------------

Date: 2/28/02
     ---------------------------------------

ChipPAC Limited

By: /s/ Patricia H. McCall
   -----------------------------------------

Typed Name: Patricia H. McCall
            --------------------------------

Title: Director
      --------------------------------------

Date: 2/28/02
     ---------------------------------------

Fujitsu Limited

By: /s/ Tsuyoshi Aoki
   -----------------------------------------

Typed Name:  Tsuyoshi Aoki
           ---------------------------------

Title:  Director
      --------------------------------------

Date: 3/5/02
     ---------------------------------------